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                                                                  EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in this Registration Statement on Form S-3 of our report dated March 30, 2000, relating to the consolidated financial statements and financial schedule of P-Com, Inc., which is incorporated by reference in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
San Jose, California
May 4, 2000